Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Current Report on Form 8-K of PG&E Corporation which contains the audited financial statements for the year ended December 31, 2003, I, Robert D. Glynn, Jr., Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ ROBERT D. GLYNN, JR.

ROBERT D. GLYNN, JR.

Chairman, Chief Executive Officer and President

March 1, 2004

Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Current Report on Form 8-K which contains the audited financial statements of PG&E Corporation for the year ended December 31, 2003, I, Peter A. Darbee, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PETER A. DARBEE

PETER A. DARBEE

Senior Vice President and Chief Financial Officer

March 1, 2004